INVESTOR PRESENTATION JUNE 2024

INVESTOR PRESENTATION | JUNE 2024 IMPROVING COMMUNITIES Urban Edge Properties is a NYSE listed real estate investment trust that acquires, owns, redevelops, and manages shopping centers in some of the most densely populated, supply-constrained markets in the country, primarily in the Washington, D.C. to Boston corridor. Urban Edge owns 76 properties totaling 17.4 million square feet of gross leasable area. 2

INVESTOR PRESENTATION | JUNE 2024 MISSION STATEMENT Own and improve retail real estate, primarily in the Washington, D.C. to Boston corridor, generating attractive risk-adjusted returns while enhancing communities through strategic leasing, redevelopment and acquisitions. 3

INVESTOR PRESENTATION | JUNE 2024 4 UE OVERVIEW 2015 UE formed via spin-off from VNO 76 Properties 17.4M sf GLA 96.2% SP Leased Occupancy 75% of portfolio value grocery anchored $20.29 Retail ABR PSF Total Liquidity >$700M; only 11% of total debt maturing thru 2026 $2B Market Cap $4B Enterprise Value Data as of March 31, 2024, except where noted. Portfolio is concentrated in D.C. to Boston corridor

INVESTOR PRESENTATION | JUNE 2024 Data as of March 31, 2024, except where noted. With a $2 billion equity market cap, we have greater opportunity for meaningful internal and external growth Portfolio is concentrated in the D.C. to Boston corridor We own nearly all anchors and outparcels in our shopping centers Expect FFO as Adjusted growth of 4% in 2024 and 5-6% in 2025 Strong balance sheet with only 11% of debt maturing through 2026 The most densely-populated, supply-constrained region in the country benefits from the lack of available land and high cost to develop, limiting new supply Our top tenants include Home Depot, Lowe’s, Target, and Walmart and our outparcels include vibrant QSRs and medical uses. Many of these parcels would command attractive cap rates if sold Our debt consists primarily of well-laddered, single asset, non-recourse mortgages. This strategy has allowed us to eliminate nearly $100M of mortgage debt during periods of market dislocation We can meaningfully increase FFO per share through higher internal growth and making modest acquisitions (~$75 - $100M) Growth driven by market leading $27M gross rent from signed leases not yet rent commenced (10% of NOI) THE URBAN EDGE – POINTS OF DIFFERENTIATION 5

INVESTOR PRESENTATION | JUNE 2024 PORTFOLIO CONCENTRATED IN D.C. TO BOSTON CORRIDOR Most heavily urbanized region in the U.S. 6 90% portfolio NOI generated from properties situated in the D.C. to Boston corridor 2x peer average for 3- mile population density for total portfolio 10x higher population than US average

INVESTOR PRESENTATION | JUNE 2024 FIRST-RING SUBURBS OF NY METRO 41 Properties; ~70% of total value 7 Supply Constraints and Population Density drive demand from retailers seeking to expand their physical presence incorporating omnichannel initiatives Population in first-ring NYC suburbs is stable as people remain rooted to NY metro Work from home policies have contributed to higher foot traffic in first-ring suburbs

INVESTOR PRESENTATION | JUNE 2024 PORTFOLIO SITUATED IN DENSE, AFFLUENT U.S. SUBMARKETS 8 BRX FRT KIM KRG PECO REGROIC SITC UE $70 $75 $80 $85 $90 $95 $100 $105 $110 60 110 160 210 3 -M ile M e d ia n H o u se h o ld In c o m e ( 0 0 0 s) 3-Mile Population (000s)

INVESTOR PRESENTATION | JUNE 2024 UEFRT REGKIM KRG SITC ROIC BRX PECO 30 35 40 45 50 55 60 65 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 R e ta il G LA p e r H o u se h o ld ( S u p p ly ) Households per Square Mile (Demand) Source: Bank of America Global Research May 2023 PORTFOLIO HAS SIGNIFICANT DENSITY WITH LIMITED RETAIL SUPPLY 9

INVESTOR PRESENTATION | JUNE 2024 NECESSITY-BASED TENANCY RESULTS IN STABLE CASH FLOWS Other Assets 20% (Value-Oriented Anchors) Heritage Square Note: Percentages shown reflect portfolio value by asset type Grocery Anchored Assets 75% Woodmore Towne Centre Home Improvement Anchored 5% West Branch Commons 10

INVESTOR PRESENTATION | JUNE 2024 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 1.5%1.6%1.7%1.9%2.2%2.2%2.3%2.7%2.8%2.9%3.0%3.1%3.1%4.2%5.6%% of Total ABR 5414455125106996626# of Stores BBBBBB+BBBB+NRAANRABB+BBB+BBB+BBAAAAS&P Credit Rating TOP 15 TENANTS – DOMINANT OPERATORS WITH FINANCIAL STRENGTH By Annualized Base Rent Data as of 4/30/24 including signed not yet open leases (1) Weighted based on ABR of S&P rated companies BBB+ Weighted Avg. Credit Rating(1) 41% Of portfolio ABR 11

INVESTOR PRESENTATION | JUNE 2024 PORTFOLIO ABR COMPOSITION BY TENANT CATEGORY(1) 12 STRONG AND RESILIENT TENANT MIX Strong anchor mix of grocers, home improvement and value-oriented retailers Shops consist of vibrant restaurants, apparel, and other necessity goods and services ~90% of ABR made up of national and regional tenants Grocer 19% Necessity Based 15% Value-Oriented (TJX, Burlington, etc.) 13% Apparel & Department Stores 12% Restaurants 11% Home Improvement 8% Health & Fitness 6% Home Furnishings 5% Other Discretionary 5% Electronics 4% (2) (1) Pro forma for Ledgewood Commons (excludes Sunrise Mall and Kingswood Center) (2) Includes pet stores, salons, pharmacies, etc. (3) Includes entertainment, accessories, health & nutrition, beauty, etc. (3)

URBAN EDGE TEAM



JEFFREY OLSON
Chairman and Chief Executive Officer



JEFF MOOALLEM
EVP, Chief Operating Officer



MARK LANGER
EVP, Chief Financial Officer



ROB MILTON
EVP & General Counsel



ANDREA DRAZIN
Chief Accounting Officer



SCOTT AUSTER
EVP, Head of Leasing



CECILIA LI
SVP, Chief Information Officer



JOHN VILLAPIANO
SVP, Development



HELEN SCHULTZ
SVP, Deputy General Counsel



BASSAM MHICH
SVP, Asset Management - Property Operations



PAUL SCHIFFER
SVP, Leasing



ETAN BLUMAN
SVP, Investments



ROB VERGARA
SVP, Property Accounting



JOE DEGIORGIO
SVP, Asset Management - Property Operations



ANTHONY GAMBINO
SVP, Construction

UE INVESTOR PRESENTATION | JUNE 2024

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INVESTOR PRESENTATION | JUNE 2024 BOARD OF TRUSTEES 14 KATHERINE M. SANDSTROM KEVIN P. O’SHEA MARY L. BAGLIVO STEVEN H. GRAPSTEINNORMAN K. JENKINS Lead Trustee JEFFREY S. OLSON Chairman and CEO DOUGLAS W. SESLERCATHERINE D. RICE Diversified board with deep expertise Lead Trustee

Business Update

INVESTOR PRESENTATION | JUNE 2024 RECENT RESULTS 16 1. Reported FFO as Adjusted of $0.33/sh in 1Q24, up 4.4% compared to 1Q23 and 7.0% compared to 4Q23 2. Same-property NOI including redevelopment increased 3.7% compared to 1Q23 3. Same-property leased occupancy was 96.2%, up 140 bps compared to 1Q23 and up 30 bps compared to 4Q23 4. Executed 44 leases for a total of 805K sf, that generated a same-space cash rent spread of 10%. This included 17 new leases, that generated a same-space cash rent spread of 23% 5. Expect to generate ~$27M of future annual gross rent from leases signed but not rent commenced (~10% of NOI). Approximately $2 million of annual gross rent was commenced during 1Q24 and an additional $4 million is expected to be recognized in 2024 6. $166M of active redevelopment projects underway with $100M remaining to fund; expected to generate an unleveraged yield of ~15% with over 90% of this pipeline pre-leased 7. Since October 2023, we acquired four properties for a total of $426 million at a weighted average cap rate of 7.2%, while disposing of non-core and industrial assets of $356 million at a weighted average cap rate of 5.2% 8. Based on our better-than-expected results, strong retail fundamentals, and our recent accretive acquisitions, we have increased our 2024 FFO as Adjusted per share guidance by $0.03 per share at the midpoint to $1.30 per share and we expect 2025 FFO per share to be at the higher end of the $1.31 - $1.39 range outlined at our April 2023 Investor Day

INVESTOR PRESENTATION | JUNE 2024 DEMAND FOR OPEN-AIR CENTERS IS STRONG 17 Demand is strong, with new store openings outpacing store closures Vacancy at the lowest level in 15 years Grocer, value-oriented retail, QSRs and health and beauty concepts are actively seeking new locations Projected opening data per media reports 125 new stores in 2024 500-600 new stores in 5 years 200 new restaurants by 2025 Tripling the store count by 2030 Expanding in NY Metro market 80 new locations in 2024 75 – 100 over the next 5 years Potential for more than 2,200 new restaurants 285 - 315 new locations in 2024 1,000 new stores in 10 years Potential for more than 1,500 to 1,700 stores

PHYSICAL STORES ARE CRITICAL TO ONLINE SALES

- Nearly 42% of e-commerce orders last year involved stores, up from about 27% in 2015
- Retailers have found it too expensive and difficult to attract and retain customers without physical stores
- Using stores as pickup and drop-off points lowers labor, packaging and shipping costs involved in online orders
- According to ICSC research, opening a new store in a particular market leads to a significant online sales jump of 37% within that same market. Conversely, closing a store results in a substantial online sales decline of 33% in the affected market

Walmart: More than half of online sales fulfilled in stores

target: >97% of sales fulfilled in stores

The Home Depot: Nearly half of online orders fulfilled through stores

Dick's Sporting Goods: ~80% of online sales fulfilled directly by stores

Ulta Beauty: 37% of digital orders fulfilled by stores

Best Buy: 44% of online orders fulfilled in stores

BJ's Wholesale Club: ~90% of digitally enabled sales fulfilled by clubs

Kohl's: More than one third of online sales fulfilled in stores

Source: Company filings, conference calls and Global Data research

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INVESTOR PRESENTATION | JUNE 2024 DECLINING U.S. RETAIL SUPPLY HAS HELPED DRIVE HIGHER OCCUPANCY AND RENT GROWTH 19 Note: Data pertains to non-mall multi-tenant retail. (Excl: single-tenant/net lease, malls) Source: Source: JLL Research, CoStar (Neighborhood center, power center, and strip center) 105 89 43 19 15 13 14 19 22 25 24 20 17 13 11 11 13 12 95% 88% 89% 90% 91% 92% 93% 94% 95% 96% 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 O c c up an c y (% ) U n d e r c o n st ru c tio n ( M .S .F ) Multi-tenant retail construction vs occupancy (‘06 - ‘23) Under Construction Occupancy

INVESTOR PRESENTATION | JUNE 2024 NEW RETAIL CONSTRUCTION IN THE NORTHEAST IS VIRTUALLY NON-EXISTENT 20 Note: Data pertains to data from CT, DC, MA, MD,ME, NH, NJ, NY, PA, RI, VA, and VT Source: JLL Research, CoStar (Neighborhood center, power center, and strip center) 92% 93% 93% 94% 94% 95% 95% 96% 0 2 4 6 8 10 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 1Q23 3Q23 1Q24 O c c up an c y (% ) S .F . (M ill io n s) Net Deliveries & New Retail Construction (MSF) vs Occupancy Net Delivered SF Under Construction Occupancy Rate

INVESTOR PRESENTATION | JUNE 2024 LEASING ACTIVITY Record leasing, strong cash spreads, and new vibrant tenants have strengthened our cash flows New leases executed with leading retailers 21 1Q24202320222021 44174159161# of Leases Signed 0.1M0.5M1M0.7MNew Leases SF Executed 0.8M2.0M2.1M1.9M Total Leases and Renewal & Options Executed 23%24%22%10%New Lease Cash Spread 10%12%12%5%Blended Cash Spread

LEASING UPDATE

Leasing activity and rents remain strong due to resilient demand and lack of supply

- Same-property leased occupancy of 96.2% at the end of 1Q24, up 30 bps from the prior quarter
- Anchor leased occupancy is ~98%; we are in active negotiation with national grocers, discounters, and apparel retailer categories on remaining vacancy
- Shop leased occupancy is ~88%; our goal is to increase shop occupancy above our historical high of 91%. We continue to see robust demand from restaurants, health and beauty concepts, and medical service providers
- Leasing pipeline includes +250K sf or ~150 bps of occupancy, providing basis to achieve our leased occupancy goals

PIPELINE: +250K sf

120K sf Anchors

Trader Joe's, The Picklr, Lidl, Big Blue Swim School, Boot Barn

130K sf Shops

Five Guys Burgers and Fries, First Watch, Oak St. Health, Sephora, Starbucks, JAG Physical Therapy, Chipotle Mexican Grill, Dave's Hot Chicken

Note: Represents deals with executed LOIs or in active LOI negotiations as of May 2024 on vacant spaces

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INVESTOR PRESENTATION | JUNE 2024 $27 million of future annual gross rent (10% of NOI) from the SNO pipeline will provide significant earnings and cash flow growth We expect to recognize ~$4 million of these future gross rents in the remainder of 2024 (90% is weighted to the 2nd half of 2024) National and regional tenants represent 85% of the SNO pipeline 0% 1% 2% 3% 4% 5% 6% 7% UE BRX REG KIM SITC KRG ROIC PECO Sector Leading SNO as % of Annualized Base Rent 2.6 14.1 21.0 1.6 5.6 6.3 $0 $5 $10 $15 $20 $25 $30 2024 2025 2026 ($ M ) UE SNO Pipeline (Incremental Gross Rent)(1) Leases included in redevelopment projects Other leases $27.3M $19.7M $4.2M (1) Represents total gross rent to be recognized for the next four years on vacant spaces and incremental rent on spaces still occupied on leases executed through and not yet rent commenced as of 3/31/24 LEASES SIGNED NOT YET OPEN DRIVING NOI GROWTH 23 Source: Company 1Q24 filings data

THE UE PORTFOLIO – VALUE DRIVERS

Accretive Investments

- Delivered $59M of completed redevelopments at a 10% unleveraged yield during 2023
- Current pipeline includes $166M of investment at a 15% unleveraged return
- Opportunities include expansion, renovation, pad creation, and non-retail uses

Ancillary Benefits

- Improved assets
  - ➔ better leasing / renewals / traffic
    - ➔ greater ROI

Below Market Land Basis, Building Basis and Rent Basis

- Implied value of ~$2M per acre is significantly below current land value
- Building implied value is only $215/sf
- Average property is ~20 acres
- Rents are below market


CAVA
CAVA

UE INVESTOR PRESENTATION | JUNE 2024

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ACTIVE REDEVELOPMENT PIPELINE

- $166M of active projects, with $100M remaining to be funded
- Upgrading large vacant spaces with grocers, discounters, and medical uses
- New anchor tenants stimulating shop demand and higher quality co-tenancy

15%
Unleveraged yield

+90%
Pre-leased projects

Active Project	Est Gross Cost ($000s)	Target Stabilization	Status
Bruckner Commons (Phase A)	$38,700	2Q25	Retenanting former Kmart box
Bruckner Commons (Phase B)	18,400	4Q25	Redeveloping Toys "R" Us box with 20,000 sf of retail and restaurant pads
Huntington Commons (Phase B)	13,300	2Q24	Backfilled the relocated Marshalls box with Burlington and renovated facades and landscaping
The Outlets at Montehiedra (Phase C)	12,600	3Q24	Demising and retenanting former Kmart box with Ralph's Food Warehouse and Urology Hub
Hudson Mall	9,700	1Q25	Retenanting former Toys "R" Us box
Manalapan Commons (Phase E)	7,500	3Q25	Backfilling vacant Bed Bath & Beyond with 25,000 sf Nordstrom Rack and remaining 12,000 sf
The Outlets at Montehiedra (Phase E)	7,400	2Q25	Backfilling Tiendas Capri with 33,000 sf Burlington
Marlton Commons	7,300	2Q25	Redeveloping Friendly's with new 10,700 sf multi- tenant pad (First Watch, Cava, and Mattress Firm executed)
Burnside Commons	6,900	3Q24	Retenanting anchor vacancy with Bingo Wholesale
The Outlets at Montehiedra (Phase D)	6,800	3Q24	Retenanting 24,000 sf with T.J. Maxx
Totowa Commons (Phase A)	5,700	4Q25	Backfilling former Bed Bath & Beyond box with Tesla
Kingswood Crossing	5,100	1Q25	Backfilling 21,000 sf vacancy with Visiting Nurse Service of NY
All others less than $5M	27,000		Various re-tenanting and new pad projects
Total	$166,400		

UE INVESTOR PRESENTATION | JUNE 2024 25

INVESTOR PRESENTATION | JUNE 2024 HUNTINGTON COMMONS | HUNTINGTON, NY 26 ‘19-’23 NOI CAGR 25% ‘19 vs ‘23 Visits +50% Investment $42.5M Repositioned asset with new ShopRite, Burlington, and Marshalls, increasing occupancy from 44% to 97% from 2019 to 2023 New anchors and renovation drove the addition of new shop tenants such as Starbucks, YogaSix, Cycle Bar, GolfTec, iStretch+ and Phenix Salon. From 2019 to 2023, shop occupancy increased from 77% to 86% #1 visited community shopping center within 5-mile radius (2.8M annual visits) per Placer.ai AFTER BEFORE

INVESTOR PRESENTATION | JUNE 2024 BRIARCLIFF COMMONS | MORRIS PLAINS, NJ 27 ‘19-’23 NOI CAGR 9% ‘23 vs ‘19 Visits +63% Investment $13.5M The addition of Uncle Giuseppe’s grocery store drove occupancy from 70% to 95% from 2019 to 2023 From 2019 to 2023, shop occupancy increased from 78% to 85% with the addition of Skechers, Chopt, Crumbl, and CityMD. The remaining shop spaces are under negotiation and when executed the property will be 100% leased #1 visited shopping center within 5-mile radius (4M annual visits) per Placer.ai AFTER BEFORE

Acquisitions & Dispositions

INVESTOR PRESENTATION | JUNE 2024 Since October 2023, we acquired four properties for $426 million at a weighted average cap rate of 7.2%. We continue to prioritize these efforts, focusing on additional accretive transactions. ACCRETIVE ACQUISITIONS 29 R O X B U R Y T O W N S H IP , N J W A T C H U N G , N J F R A M IN G H A M , M A E V E R E T T , M A LEDGEWOOD COMMONS HERITAGE SQUARE SHOPPERS WORLD GATEWAY CENTER Acres: 144 GLA: 752K sf ABR/sf: $23 Occupancy: 100% Acres: 89 GLA: 640K sf ABR/sf: $10 Occupancy: 100% Acres: 52 GLA: 448K sf ABR/sf: $15 Occupancy: 99% Acres: 12 GLA: 87K sf ABR/sf: $30 Occupancy: 100%

INVESTOR PRESENTATION | JUNE 2024 $83 million acquisition in April 2024 at a ~7.9% cap rate Recently redeveloped grocery anchored shopping center spanning 448K sf on 52 acres located along NJ State Route 10 highway in Roxbury Township, NJ Strong and diverse tenant mix anchored by Walmart Supercenter, Marshalls, Burlington, Ulta, Starbucks and Chipotle Future growth is expected from two pre-approved but undeveloped outparcels totaling 20K sf Strong demographics in the affluent NJ suburbs, boasting 5-mile average household income of $158K and a population of 109K RECENT ACQUISITION: LEDGEWOOD COMMONS, ROXBURY TOWNSHIP, NJ 30

INVESTOR PRESENTATION | JUNE 2024 RECENT ACQUISITION: LEDGEWOOD COMMONS, ROXBURY TOWNSHIP, NJ 31

RECENT ACQUISITION: HERITAGE SQUARE, WATCHUNG, NJ


HOMESENSE


SIERRA


HOMESENSE
SIERRA

- $34 million acquisition in February 2024 at a ~7.8% cap rate
- Community center retail destination spanning 12 acres / 87,000 sf
- 100% leased shopping center with high-quality national credit tenants
- Dominant tenant line up anchored by two TJX concepts, Homesense and Sierra Trading Post, and Ulta
- Multiple pad sites including Chick-fil-A, CityMD, Miller's Ale House and a leased QSR under construction
- Located in a core market along Route 22, one of the busiest retail nodes in NJ, directly across from our grocery anchored center, Greenbrook Commons
- Strong demographics in the affluent Somerset County suburbs, boasting 3-mile average household income of $165K and a population of 118K

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INVESTOR PRESENTATION | JUNE 2024 RECENT ACQUISITION: HERITAGE SQUARE, WATCHUNG, NJ National QSR Under Construction 33

RECENT ACQUISITION: SHOPPERS WORLD, FRAMINGHAM, MA


T.J.maxx


HOME SENSE


Marshalls

- $241 million acquisition in October 2023 at a blended 7% cap rate (with Gateway Center)
- Large prominent retail destination spanning 92 acres/752K sf
- Dominant tenant line up anchored by TJ Maxx, Marshalls, Homesense, Sierra Trading Post, Best Buy, Nordstrom Rack, Public Lands, Golf Galaxy, Ulta, Five Below and adding a future grocer
- Most frequented open-air shopping center in Massachusetts, with ~11 million site visits in 2022, making it one of the most visited shopping centers in the Northeast
- Strong demographics in the affluent western Boston suburbs, boasting 3-mile average household income of $150K
- Vibrant trade area known as the "Golden Triangle" adjacent to the 1.7 million sf Natick Mall in Framingham

UE INVESTOR PRESENTATION | JUNE 2024 34

INVESTOR PRESENTATION | JUNE 2024 RECENT ACQUISITION: SHOPPERS WORLD, FRAMINGHAM, MA 35 Future grocer

INVESTOR PRESENTATION | JUNE 2024 $68 million acquisition in October 2023 at a blended 7% cap rate (with Shoppers World) Grocery and home improvement anchored shopping center that sits on an 89-acre site/640K sf Dominant tenant line up anchored by Target, Costco, Home Depot, Total Wine, Ulta and Five Below Strong demographics with a 3-mile population of 445K and average household income of $145K Prime location situated just 3 miles from Downtown Boston, Everett is a rapidly densifying city with new multifamily construction and easy access to public transportation RECENT ACQUISITION: GATEWAY CENTER, EVERETT, MA 36

INVESTOR PRESENTATION | JUNE 2024 RECENT ACQUISITION: GATEWAY CENTER, EVERETT, MA 37

INVESTOR PRESENTATION | JUNE 2024 GLA: 1.2M sf Gross proceeds: $218M Cap rate: 4.9% Sold October 2023 GLA: 173K sf Gross proceeds: $79M Cap rate: 5.9% Sold December 2023 GLA: 75K sf Gross proceeds: $22M Cap rate: 5.5% Sold December 2023 Since October 2023, we disposed of non-core and industrial assets aggregating $356 million at a weighted average cap rate of 5.2%. These dispositions and our accretive acquisitions resulted in a more geographically diversified and simplified business plan focused on improving retail real estate in our core markets. GLA: 95K sf Gross proceeds: $9M Cap rate: 3.7% Sold March 2024 GLA: 127K sf Gross proceeds: $29M Cap rate: 5.4% Sold April 2024 RECENT DISPOSITIONS 38 HANOVER WAREHOUSE FREEPORT COMMONS CUBESMART AT NORTH BERGEN HAZLET LODI RT 17

Balance Sheet & Outlook

INVESTOR PRESENTATION | JUNE 2024 BALANCE SHEET AND FINANCING UPDATE 40 $47 $23 $111 $307 $229 $194 $391 $117 $78 $153 $0 $100 $200 $300 $400 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter 4.0% 4.3% 4.0% 4.4% 5.3% 6.0% 5.9% 6.5% 3.5% 6.5% Line of Credit Current Debt Total liquidity of ~$712 million, comprised of $95 million of cash and $617 million available under our line of credit Outstanding indebtedness of $1.7 billion is made up of 30 individual non-recourse mortgages ($1.6B) and line of credit ($153M) Total debt maturing through 2026 represents only 11% of total indebtedness, less than a third of peer average Debt Maturity Profile(1) (Balloon payments only, $ millions) % of debt o/s 5%7%0%23%12%23%18%7%2%3% Wtd. Avg. Rate at Maturity Weighted Avg. Maturity: 5 years / 4.9 years incl LOC Weighted Avg. Debt Rate: 5.0% / 5.1% incl LOC Data as of 3/31/24 pro forma for Ledgewood Commons debt financed on May 3, 2024. (1) LOC matures in 2/2027 (SOFR + 110 bps) with two six-month extension available. $382 (2) Includes principal amortization. Peer data per Company 1Q24 Supplemental Schedules 0% 5% 10% 15% 20% 25% 30% 35% UE Peer Avg. Debt Maturing Thru 2026 as % of Total Debt(2) 4.1% wtd avg. interest rate 4.0% wtd avg. interest rate

INVESTOR PRESENTATION | JUNE 2024 2024 OUTLOOK Increased FFO as Adjusted guidance in 1Q 2024 by $0.03 per share at the midpoint based on our better-than-expected 1Q 2024 results and our accretive acquisition and disposition activities: Excludes items that impact FFO comparability, including gains and/or losses on extinguishment of debt, transaction, severance, litigation, or any one-time items outside of the ordinary course of business. Refer to page 49 for Net Income to FFO reconciliations. Previous Guidance Revised Guidance $1.24 to $1.29$1.27 to $1.322024 FFO as Adjusted per diluted share Full year outlook is based on the following assumptions: 3.0% to 5.0%4.0% to 6.0% Same Property NOI with Redevelopment Growth $34M$117MAcquisitions $8M to $40M$37MDispositions $35.5M to $37.5M$35.5M to $37.5MRecurring G&A expenses $83M to $85M$86M to $88.5MInterest and debt expense 41

INVESTOR PRESENTATION | JUNE 2024 POSITIONED FOR GROWTH $1.09 $1.21 $1.25 $1.30 $1.31 - $1.39 90.3% 91.0% 92.8% 94%-95% 84% 86% 88% 90% 92% 94% 96% 98% 100% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2021 2022 2023 2024 Guidance Midpoint 2025 Target 5-6% S P P h y si c al O c c u p an c y F F O a s A d ju st e d /s h ar e FFO as Adj/sh SP Physical Occupancy 4%3%11%25%FFO as Adj Growth 5%3%3%14%SP w/redev Growth We expect 2025 FFO as Adjusted will be towards the high end of the $1.31 to $1.39 range we outlined at our 2023 Investor Day, implying 5-6% earnings growth. 42

Corporate Responsibility

INVESTOR PRESENTATION | JUNE 2024 CORPORATE RESPONSIBILITY STRATEGY 44 Set goal to reduce Scope 1 and Scope 2 GHG emissions by 30% before 2025 and by 50% before 2030 from a 2015 base year Investing in health and wellness programs, new diversity, equity and inclusion policies and professional and personal development Investing in local communities including Paramus, Hackensack, the Bronx and Puerto Rico Governance improved with continued refreshment of our Board of Trustees adding four new members in the past 18 months Completed first ESG materiality assessment to identify topics that are important to our stakeholders Published 4th annual ESG report and completed GRESB submission

INVESTOR PRESENTATION | JUNE 2024 FORWARD-LOOKING STATEMENTS Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition, business and targeted occupancy may differ materially from those expressed in these forward-looking statements. You can identify many of these statements by words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this presentation. Many of the factors that will determine the outcome of forward-looking statements are beyond our ability to control or predict and include, among others: (i) macroeconomic conditions, including geopolitical conditions and instability, which may lead to rising inflation and disruption of, or lack of access to, the capital markets, as well as potential volatility in the Company’s share price; (ii) the economic, political and social impact of, and uncertainty relating to, epidemics and pandemics; (iii) the loss or bankruptcy of major tenants; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration and the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (v) the impact of e-commerce on our tenants’ business; (vi) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (vii) changes in general economic conditions or economic conditions in the markets in which the Company competes, and their effect on the Company’s revenues, earnings and funding sources, and on those of its tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates, rising inflation, and other factors; (ix) the Company’s ability to pay down, refinance, hedge, restructure or extend its indebtedness as it becomes due and potential limitations on the Company’s ability to borrow funds under its existing credit facility as a result of covenants relating to the Company’s financial results; (x) potentially higher costs associated with the Company’s development, redevelopment and anchor repositioning projects, and the Company’s ability to lease the properties at projected rates; (xi) the Company’s liability for environmental matters; (xii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches; (xv) the loss of key executives; and (xvi) the accuracy of methodologies and estimates regarding our environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company's Annual Report on Form 10-K for the year ended December 31, 2023. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for any forward-looking statements included in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. 45

INVESTOR PRESENTATION | JUNE 2024 NON-GAAP FINANCIAL MEASURES The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company's computation of non-GAAP metrics may not be comparable to similarly titled non-GAAP metrics reported by other REITs or real estate companies that define these metrics differently and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non- GAAP metrics. The following non-GAAP measures are commonly used by the Company and investing public to understand and evaluate our operating results and performance: FFO: The Company believes FFO is a useful, supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular real estate investment trusts ("REITs"). FFO, as defined by the National Association of Real Estate Investment Trusts ("Nareit") and the Company, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable real estate and land when connected to the main business of a REIT, impairments on depreciable real estate or land related to a REIT's main business, earnings from consolidated partially owned entities and rental property depreciation and amortization expense. The Company believes that financial analysts, investors and shareholders are better served by the presentation of comparable period operating results generated from FFO primarily because it excludes the assumption that the value of real estate assets diminishes predictably. FFO does not represent cash flows from operating activities in accordance with GAAP, should not be considered an alternative to net income as an indication of our performance, and is not indicative of cash flow as a measure of liquidity or our ability to make cash distributions. FFO as Adjusted: The Company provides disclosure of FFO as Adjusted because it believes it is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO as Adjusted is calculated by making certain adjustments to FFO to account for items the Company does not believe are representative of ongoing core operating results, including non- comparable revenues and expenses. The Company's method of calculating FFO as Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. NOI: The Company uses NOI internally to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. The Company believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company calculates NOI using net income as defined by GAAP reflecting only those income and expense items that are incurred at the property level, adjusted for non-cash rental income and expense, impairments on depreciable real estate or land, and income or expenses that we do not believe are representative of ongoing operating results, if any. In addition, the Company uses NOI margin, calculated as NOI divided by total property revenue, which the Company believes is useful to investors for similar reasons. 46

INVESTOR PRESENTATION | JUNE 2024 NON-GAAP FINANCIAL MEASURES Same-property NOI: The Company provides disclosure of NOI on a same-property basis, which includes the results of properties that were owned and operated for the entirety of the reporting periods being compared, which total 66 properties for the three months ended March 31, 2024 and 2023. Information provided on a same-property basis excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area ("GLA") is taken out of service and also excludes properties acquired, sold, or that are in the foreclosure process during the periods being compared. As such, same-property NOI assists in eliminating disparities in net income due to the development, redevelopment, acquisition, disposition, or foreclosure of properties during the periods presented, and thus provides a more consistent performance measure for the comparison of the operating performance of the Company's properties. While there is judgment surrounding changes in designations, a property is removed from the same-property pool when it is designated as a redevelopment property because it is undergoing significant renovation or retenanting pursuant to a formal plan that is expected to have a significant impact on its operating income. A development or redevelopment property is moved back to the same-property pool once a substantial portion of the NOI growth expected from the development or redevelopment is reflected in both the current and comparable prior year period, generally one year after at least 80% of the expected NOI from the project is realized on a cash basis. Acquisitions are moved into the same-property pool once we have owned the property for the entirety of the comparable periods and the property is not under significant development or redevelopment. The Company has also provided disclosure of NOI on a same-property basis adjusted to include redevelopment properties. Same-property NOI may include other adjustments as detailed in the Reconciliation of Net Income to NOI and same-property NOI included in the tables accompanying this presentation. We also present this metric excluding the collection of amounts previously deemed uncollectible. EBITDAre and Adjusted EBITDAre: EBITDAre and Adjusted EBITDAre are supplemental, non-GAAP measures utilized by us in various financial ratios. The White Paper on EBITDAre, approved by Nareit's Board of Governors in September 2017, defines EBITDAre as net income (computed in accordance with GAAP), adjusted for interest expense, income tax (benefit) expense, depreciation and amortization, losses and gains on the disposition of depreciated property, impairment write-downs of depreciated property and investments in unconsolidated joint ventures, and adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. EBITDAre and Adjusted EBITDAre are presented to assist investors in the evaluation of REITs, as a measure of the Company's operational performance as they exclude various items that do not relate to or are not indicative of our operating performance and because they approximate key performance measures in our debt covenants. Accordingly, the Company believes that the use of EBITDAre and Adjusted EBITDAre, as opposed to income before income taxes, in various ratios provides meaningful performance measures related to the Company's ability to meet various coverage tests for the stated periods. Adjusted EBITDAre may include other adjustments not indicative of operating results as detailed in the Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre included in the tables accompanying this presentation. The Company also presents the ratio of net debt (net of cash) to annualized Adjusted EBITDAre as of March 31, 2024, and net debt (net of cash) to total market capitalization, which it believes is useful to investors as a supplemental measure in evaluating the Company's balance sheet leverage. The presentation of EBITDAre and Adjusted EBITDAre is consistent with EBITDA and Adjusted EBITDA as presented in prior periods. The Company believes net income is the most directly comparable GAAP financial measure to the non-GAAP performance measures outlined above. Reconciliations of these measures to net income have been provided in the tables accompanying this presentation. 47

INVESTOR PRESENTATION | JUNE 2024 NON-GAAP FINANCIAL MEASURES Operating Metrics The Company presents certain operating metrics related to our properties, including occupancy, leasing activity and rental rates. Operating metrics are used by the Company and are useful to investors in facilitating an understanding of the operational performance for our properties. Occupancy metrics represent the percentage of occupied gross leasable area based on executed leases (including properties in development and redevelopment) and include leases signed, but for which rent has not yet commenced. Same-property portfolio leased occupancy includes properties that have been owned and operated for the entirety of the reporting periods being compared, which total 66 properties for the three months ended March 31, 2024 and 2023. Occupancy metrics presented for the Company's same-property portfolio exclude properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area is taken out of service and also excludes properties acquired within the past 12 months or properties sold, and properties that are in the foreclosure process during the periods being compared. Executed new leases, renewals and exercised options are presented on a same-space basis. Same-space leases represent those leases signed on spaces for which there was a previous lease. The Company occasionally provides disclosures by tenant categories which include anchors, shops and industrial/self-storage. Anchors and shops are further broken down by local, regional and national tenants. We define anchor tenants as those who have a leased area of >10,000 sf. Local tenants are defined as those with less than five locations. Regional tenants are those with five or more locations in a single region. National tenants are defined as those with five or more locations and operate in two or more regions. 48

INVESTOR PRESENTATION | JUNE 2024 Per Diluted Share(1)Guidance 2024E HighLowHighLow(in thousands, except per share amounts) $0.17$0.12$20,700$14,700Net income Less net (income) loss attributable to noncontrolling interests in: (0.01)(0.01)(1,400)(1,400)Operating partnership 0.010.01700700Consolidated subsidiaries 0.160.1120,00014,000Net income attributable to common shareholders Adjustments: 1.111.11137,300137,300Rental property depreciation and amortization (0.02)(0.02)(1,900)(1,900)Gain on sale of real estate 0.010.011,4001,400Limited partnership interests in operating partnership 1.271.22156,800150,800FFO Applicable to diluted common shareholders Adjustments to FFO: 0.040.044,7004,700Impact of property in foreclosure ——600600 Write-off of receivables arising from the straight-lining of rents ——400400Transaction, severance, litigation and other expenses ——300300Loss on extinguishment of debt $1.32$1.27$162,800$156,800 FFO as Adjusted applicable to diluted common shareholders (1) Amounts may not foot due to rounding The Company is providing a projection of anticipated net income solely to satisfy the disclosure requirements of the Securities and Exchange Commission. The Company's projections are based on management’s current beliefs and assumptions about the Company's business, and the industry and the markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2024 earnings guidance, whether as a result of new information, future events or otherwise. Please refer to the “Forward- Looking Statements” disclosures on page 45 of this document and “Risk Factors” disclosed in the Company's annual and quarterly reports filed with the Securities and Exchange Commission for more information. RECONCILIATION: NET INCOME TO FFO AND FFO AS ADJUSTED 49